UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2023
Date of Report
(Date of earliest event reported)

COUPANG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Coupang, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 17, 2023 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to 29 votes per share held as of the Record Date. Holders of Class A common stock and holders of Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The final results for each proposal considered at the Annual Meeting are set forth below.

1.The following nominees were elected as directors, each to hold office until the next Annual Meeting or until their successor is duly elected and qualified, by the vote set forth below:

	For	Against	Abstain	Broker Non-Votes
Bom Kim	5,745,323,711	56,750,610	2,015,590	117,252,367
Neil Mehta	5,531,025,651	269,247,164	3,817,096	117,252,367
Jason Child	5,796,537,081	3,092,659	4,460,171	117,252,367
Pedro Franceschi	5,787,247,135	12,436,952	4,405,824	117,252,367
Benjamin Sun	5,687,412,057	111,742,228	4,935,626	117,252,367
Ambereen Toubassy	5,798,588,200	1,121,350	4,380,361	117,252,367
Kevin Warsh	5,641,176,268	157,955,410	4,958,233	117,252,367

2.The appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
5,913,805,321	2,003,645	5,533,312	N/A

3.The compensation of the Company’s named executive officers as disclosed in the proxy statement was approved in a non-binding vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,703,885,814	96,027,902	4,176,195	117,252,367

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG INC. (REGISTRANT)
By:	/s/ Harold Rogers
Harold Rogers
General Counsel and Chief Administrative Officer

Dated: June 20, 2023